UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2021

ALIGHT GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39299	85-0545098
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Overlook Point Lincolnshire, IL	60069
(Address of principal executive offices)	(Zip Code)

(224) 737-7000

(Registrant’s telephone number, including area code)

Foley Trasimene Acquisition Corp.

1701 Village Center Circle

Las Vegas, NV 89134

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one Warrant	WPF.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	WPF	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	WPF.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On July 2, 2021 (the “Closing Date”), Foley Trasimene Acquisition Corp., a Delaware corporation n/k/a Alight Group, Inc. (“FTAC”), completed its previously announced business combination transaction (the “Business Combination”) contemplated by the Amended and Restated Business Combination Agreement (the “Business Combination Agreement”), dated as of April 29, 2021, by and among FTAC, Tempo Holding Company, LLC, a Delaware limited liability company (“Tempo”), Alight, Inc., a Delaware corporation (“Alight”), Acrobat SPAC Merger Sub, Inc., a Delaware corporation (“FTAC Merger Sub”), Acrobat Merger Sub, LLC, a Delaware limited liability company (“Tempo Merger Sub”), Acrobat Blocker 1 Corp., Acrobat Blocker 2 Corp., Acrobat Blocker 3 Corp. and Acrobat Blocker 4 Corp., each of which is a Delaware corporation (the “Blocker Merger Subs”), Tempo Blocker I, LLC, a Delaware limited liability company (“Tempo Blocker 1”), Tempo Blocker II, LLC, a Delaware limited liability company (“Tempo Blocker 2”), Blackstone Tempo Feeder Fund VII, L.P., a Delaware limited partnership (“Tempo Blocker 3”), New Mountain Partners IV Special (AIV-E2), LP, a Delaware limited partnership (“Tempo Blocker 4” and, together with Tempo Blocker 1, Tempo Blocker 2, Tempo Blocker 3 and Tempo Blocker 4, the “Tempo Blockers”) and New Mountain Partners IV Special (AIV-E), LP, a Delaware limited partnership.

On the Closing Date, pursuant to the Business Combination Agreement, among other things, (i) FTAC Merger Sub merged with and into FTAC, with FTAC being the surviving corporation in the merger and becoming a subsidiary of Alight (the “FTAC Merger”) and being renamed Alight Group, Inc. (in such capacity, the “FTAC Surviving Corporation”), (ii) Tempo Merger Sub merged with and into Tempo, with Tempo being the surviving company in the merger (the “Tempo Merger”), becoming a subsidiary of Alight and being renamed Alight Holding Company, LLC (in such capacity, “Alight Holdings”) and (iii) each of the Blocker Merger Subs merged with and into the correspondingly numbered Tempo Blocker, with the applicable Tempo Blocker being the surviving entity in such mergers. As a result of the Business Combination, and by virtue of such series of mergers and related transactions, the combined company is now organized in an “Up-C” structure, in which substantially all of the assets and business of Alight are held by Alight Holdings, of which Alight is the managing member pursuant to the terms of the Second Amended and Restated Limited Liability Company Agreement of Alight Holdings (the “Alight Holdings Operating Agreement”) that went into effect upon the completion of the Business Combination.

Capitalized terms not otherwise defined herein have the meaning set forth in FTAC’s definitive proxy statement and Alight’s final prospectus filed with the Securities and Exchange Commission in connection with the Business Combination on June 4, 2021 (the “Definitive Proxy/Prospectus”).

The description of the Business Combination Agreement, the Business Combination and related transactions in this Current Report on Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Business Combination Agreement, which is attached as Exhibit 2.1 hereto and is incorporated herein by reference. The Business Combination Agreement has been included as an exhibit to this Current Report on Form 8-K to provide investors with information regarding its terms. It is not intended to provide any other factual information about FTAC, Alight, Tempo or any other party to the Business Combination Agreement or any related agreement or transaction.

Item 1.01.	Entry into a Material Definitive Agreement

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

In connection with the completion of the Business Combination, FTAC entered into a Warrant Assumption Agreement, dated as of July 2, 2021, by and among FTAC, the Company and Continental Stock Transfer & Trust Company, a New York corporation (“Continental”, and such agreement, the “Warrant Assumption Agreement”). Pursuant to the Warrant Assumption Agreement, at the effective time of the FTAC Merger (the “FTAC Effective Time”), FTAC assigned to the Company, and the Company assumed, all of FTAC’s rights and obligations under the Warrant Agreement, dated as of May 29, 2020, by and between FTAC and Continental, as warrant agent (the “Warrant Agreement”), including the obligation to issue shares of Alight Class A Common Stock upon the exercise of the Converted FTAC Warrants (as defined below) pursuant thereto.

The foregoing description of the Warrant Assumption Agreement does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Warrant Assumption Agreement, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Consideration Paid to FTAC Stockholders

At the FTAC Effective Time, pursuant to the Business Combination Agreement, (i) each share of FTAC’s Class A common stock, par value $0.0001 per share (the “FTAC Class A Common Stock”) issued and outstanding as of immediately prior to the FTAC Effective Time (other than treasury shares, shares held by FTAC or any of its subsidiaries, and shares of FTAC Class A Common Stock in respect of which redemption rights were validly exercised and not withdrawn) was automatically cancelled and converted into the right to receive one share of Class A Common Stock, par value $0.0001 per share, of Alight (the “Alight Class A Common Stock”) and (ii) all of the shares of FTAC’s Class B common stock, par value $0.0001 per share (the “FTAC Class B Common Stock”) issued and outstanding as of immediately prior to the FTAC Effective Time (after giving effect to the forfeiture by each holder of FTAC Class B Common Stock of 10% of their respective shares of FTAC Class B Common Stock pursuant to the Sponsor Agreement) were automatically cancelled and converted into, in the aggregate, 23,287,500 shares of Alight Class A Common Stock, with each former holder of a share of FTAC Class B Common Stock entitled to receive its applicable pro rata share of such consideration.

At the FTAC Effective Time, each FTAC warrant that was outstanding immediately prior to the FTAC Effective Time, each of which entitled the holder thereof to purchase one share of FTAC Class A Common Stock at a price of $11.50 per share (each, an “FTAC Warrant”) was, pursuant to the Business Combination Agreement and in accordance with the Warrant Agreement and the Warrant Assumption Agreement, automatically and irrevocably modified and exchanged for a warrant to purchase the same number of share(s) of Alight Class A Common Stock on the same terms and otherwise pursuant to the Warrant Agreement, as assumed by Alight (such warrants, the “Converted FTAC Warrants”).

In connection with the consummation of the Business Combination, on the Closing Date, but prior to the FTAC Effective Time, the FTAC Warrants held by Trasimene Capital FT, LP and Bilcar FT, LP (collectively, the “Sponsors”) were transferred to FTAC in exchange for a number of shares of FTAC’s newly created Class C common stock, par value $0.0001 per share (the “FTAC Class C Common Stock”) equal to the number of FTAC Warrants held by each of the Sponsors. At the FTAC Effective Time, pursuant to the Business Combination Agreement, each share of FTAC Class C Common Stock was converted into a share of Class C common stock of the FTAC Surviving Corporation. Each of the Sponsors immediately thereafter transferred and contributed such shares of Class C common stock to Alight Holdings in exchange for an equal number of Class C Units of Alight Holdings. The Class C Units will be exchangeable for a number of shares of Alight Class A Common Stock or cash, as determined by Alight, beginning upon the expiration of the lock-up period applicable to the Sponsors and ending on July 2, 2026.

Consideration Paid to Tempo Unitholders and Equityholders of the Tempo Blockers

Pursuant to the terms of the Business Combination Agreement, the aggregate consideration payable in the Business Combination to the holders of units of Tempo and the holders of equity interests in the Tempo Blockers was: (i) approximately $1.016 billion in cash, (ii) a number of shares of Alight Class A Common Stock and Class A Units of Alight Holdings (together with an equal number of shares of Class V common stock, par value $0.0001 per share, of Alight (the “Alight Class V Common Stock”)) in the aggregate equal to 226,663,750, (iii) a number of shares of Class B-1 common stock, par value $0.0001 per share, of Alight (the “Alight Class B-1 Common Stock”) and Class B-1 Units of Alight Holdings in the aggregate equal to 7,500,000 and (iv) a number of shares of Class B-2 common stock, par value $0.0001 per share, of Alight (the “Alight Class B-2 Common Stock”) and Class B-2 Units of Alight Holdings in the aggregate equal to 7,500,000, which consideration was allocated among such holders pursuant to the Allocation Schedule provided by Tempo pursuant to the Business Combination Agreement. In addition, holders of units of Tempo and equity interests in the Tempo Blockers (other than holders of units of Tempo that were unvested as of immediately prior to the Business Combination and that did not vest in connection with the Business Combination, in respect of such unvested units) were issued, in the aggregate, (i) 7,821,092 shares of Alight’s Class Z-A common stock and Class Z-A Units of Alight Holdings, (ii) 425,208 shares of Class Z-B-1 common stock and Class Z-B-1 Units of Alight Holdings, and (iii) 425,208 shares of Class Z-B-2 common stock and Class Z-B-2 Units, which consideration equals the aggregate amount of shares of Alight Class A Common Stock, Alight Class B-1 Common Stock and Alight Class B-2 Common Stock, respectively that were issued in respect of such unvested units.

The shares of Alight Class B-1 Common Stock and Alight Class B-2 Common Stock will automatically convert into and be exchanged for shares of Alight Class A Common Stock (together with the payment of a dividend catch-up payment) upon the satisfaction of vesting conditions tied to the stock price of the Alight Class A Common Stock (or in connection with a change of control or liquidation of Alight that implies such a stock price). In addition, the Class A Units of Alight Holdings are exchangeable for shares of Alight Class A Common Stock on a one-for-one basis (or, at Alight’s election, an amount in cash), together with the cancellation of an equal number of shares of Alight Class V Common Stock, subject to certain anti-dilution adjustments.

The description of the Business Combination set forth above does not purport to be complete and is qualified in its entirety by reference to the Business Combination Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein. For a description of the terms of the Alight securities issued in connection with the Business Combination as well as the terms of the Alight Holdings Operating Agreement, which governs the rights, powers and preferences of the Units of Alight Holdings, see the sections of the Definitive Proxy/Prospectus titled “Description of the Company’s Securities” and “Proposal No. 1 - The Business Combination Proposal—Certain Agreements Related to the Business Combination—The Alight Holdings Operating Agreement”.

Item 3.01.	Notice of Delisting

The information set forth in the Introductory Note and Items 1.01 and 2.01 of this Current Report on Form 8-K are incorporated by reference into this Item 3.01.

In connection with the Business Combination, on July 2, 2021, FTAC notified the New York Stock Exchange (the “NYSE”) of the consummation of the FTAC Merger and requested that (i) the NYSE suspend trading of the FTAC Class A Common Stock, the FTAC Warrants and the units of FTAC (the “FTAC Securities”) on the NYSE effective as of the close of trading on July 2, 2021 and (ii) file with the SEC a Notification of Removal from Listing and/or Registration on Form 25 to report that the FTAC Securities are no longer listed on the NYSE and to apply for the deregistration thereof under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). FTAC intends to file a certification on Form 15 with the SEC to deregister the FTAC Securities and suspend FTAC’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.02.	Unregistered Sales of Equity Securities

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K, including with respect to the issuance of shares of FTAC Class C Common Stock to the Sponsors, is incorporated by reference into this Item 3.02.

Immediately prior to the FTAC Effective Time, (i) pursuant to that certain Forward Purchase Agreement, dated as of May 8, 2020, by and between FTAC and Cannae Holdings, Inc., a Delaware corporation (“Cannae Holdings”), as assigned by Cannae Holdings to Cannae Holdings, LLC, a Delaware limited liability company and wholly owned subsidiary of Cannae Holdings (“Cannae”), by that certain Assignment and Assumption Agreement, dated as of January 25, 2021, by and between Cannae Holdings and Cannae (the “Cannae Forward Purchase Agreement”), Cannae purchased from FTAC, and FTAC issued to Cannae, 15,000,000 shares of FTAC Class A Common Stock and 5,000,000 FTAC Warrants for an aggregate purchase price of $150.0 million and (ii) pursuant to that certain Forward Purchase Agreement, dated as of May 8, 2020 (the “THL Forward Purchase Agreement”), by and between FTAC and THL FTAC LLC, a Delaware limited liability company (“THL”), THL purchased from FTAC, and

FTAC issued to THL, 15,000,000 shares of FTAC Class A Common Stock and 5,000,000 FTAC Warrants for an aggregate purchase price of $150.0 million. Such proceeds formed a portion of the consideration used for the completion of the Business Combination.

The foregoing description of the Forward Purchase Agreements does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Forward Purchase Agreements, which are attached as Exhibits 10.10 and 10.11, respectively, to FTAC’s Registration Statement on Form S-1/A, filed with the SEC on May 18, 2020 and incorporated by reference herein.

Item 3.03.	Material Modification to Rights of Security Holders

The information set forth in the Introductory Note and in Items 1.01, 2.01, 3.01, 3.02 and 5.03 of this Current Report on Form 8-K are incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant

The information set forth in the Introductory Note and in Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K are incorporated by reference into this Item 5.01.

As a result of the consummation of the Business Combination, including the FTAC Merger, on July 2, 2021, a change in control of FTAC occurred and FTAC became a wholly owned subsidiary of Alight.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in the Introductory Note and in Item 2.01 and Item 5.01 of this Current Report on Form 8-K are incorporated by reference into this Item 5.02.

As of the FTAC Effective Time, each of Richard N. Massey, Douglas K. Ammerman, Hugh R. Harris and Frank R. Martire, Jr. voluntarily resigned from his position as a member of FTAC’s board of directors and from any committee thereof. As of immediately following the FTAC Effective Time, each of Stephan D. Scholl, Katie J. Rooney and Paulette R. Dodson became the directors of FTAC, with each to hold office until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

As of the FTAC Effective Time, each of Richard N. Massey, David W. Ducommun, Bryan D. Coy and Michael L. Gravelle resigned as an officer of FTAC. As of immediately following the FTAC Effective Time, each of the following individuals became the executive officers of FTAC, in each case to hold such positions until their successors have been duly elected and qualified, or until their earlier death, resignation or removal:

Name	Position
Stephan D. Scholl	Chief Executive Officer
Cathinka E. Wahlstrom	President & Chief Commercial Officer
Katie J. Rooney	Chief Financial Officer
Colin F. Brennan	Chief Product Strategy & Services Officer
Gregory R. Goff	Chief Product and Technology Officer
Cesar Jelvez	Chief Customer Experience Officer
Dinesh V. Tulsiani	Chief Strategy Officer
Ed J. Auriemma	Chief Operations Officer
Paulette R. Dodson	General Counsel & Corporate Secretary
Michael J. Rogers	Chief Human Resources Officer

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 2, 2021, in connection with the completion of the Business Combination and as previously approved by FTAC’s stockholders at the special meeting of FTAC stockholders held on June 30, 2021, the certificate of incorporation of FTAC was amended and restated in in its entirety, to, among other things, authorize 30,000,000 shares of FTAC Class C Common Stock. A copy of the Third Amended and Restated Certificate of Incorporation of FTAC (the “Third Amended and Restated Charter”) is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Pursuant to the Business Combination Agreement, at the FTAC Effective Time, the Third Amended and Restated Charter and the bylaws of FTAC were amended and restated in their entirety to reflect FTAC’s status as a wholly owned subsidiary of Alight and changed its name to Alight Group, Inc. Copies of the Fourth Amended and Restated Certificate of Incorporation of Alight Group, Inc. and the amended and restated bylaws are filed as Exhibits 3.2 and 3.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 8.01.	Other Events

On July 6, 2021, FTAC and Alight issued a joint press release announcing the closing of the Business Combination, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Number	Description

2.1*	Amended and Restated Business Combination Agreement, dated as of April 29, 2021, by and among Foley Trasimene Acquisition Corp., Tempo Holding Company, LLC, Alight, Inc. and the other parties thereto (incorporated by reference to Exhibit 2.1 to Foley Trasimene Acquisition Corp.’s Current Report on Form 8-K, filed with the SEC on April 30, 2021).

3.1	Third Amended and Restated Certificate of Incorporation of Foley Trasimene Acquisition Corp.

3.2	Fourth Amended and Restated Certificate of Incorporation of Alight Group, Inc.

3.3	Second Amended and Restated Bylaws of Alight Group, Inc.

4.1	Warrant Assumption Agreement, dated as of July 2, 2021, by and among Foley Trasimene Acquisition Corp., Alight, Inc., and Continental Stock Transfer & Trust Company.

99.1	Joint Press Release, dated July 6, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished as a supplement to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 8, 2021

Alight Group, Inc.

By:	/s/ Paulette R. Dodson
Name:	Paulette R. Dodson
Title:	General Counsel & Corporate Secretary